UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Sec. 240.14a-12

                       PERFORMANCE CAPITAL MANAGEMENT, LLC
              ----------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


              ----------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
                                 -----------------------------------------------
     2)  Form Schedule or Registration Statement No.:
                                                     ---------------------------
     3)  Filing Party:
                      ----------------------------------------------------------
     4)  Date Filed:
                    ------------------------------------------------------------

                       PERFORMANCE CAPITAL MANAGEMENT, LLC
                        222 South Harbor Blvd., Suite 400
                           Anaheim, California  92805

--------------------------------------------------------------------------------

                    NOTICE OF 2005 ANNUAL MEETING OF MEMBERS
                           TO BE HELD ON JUNE 13, 2005

--------------------------------------------------------------------------------

To our Members:

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Members of Performance Capital Management, LLC, a California limited liability company, will be held on Monday, June 13, 2005, at 10:00 a.m., local time, at the Double Tree Hotel, 100 City Drive, Orange, California 92868. The purposes of the Annual Meeting are:

     1. To elect four Class II directors to serve a two-year term and until each director's successor has been duly elected and qualified;

     2. To ratify the selection of Moore Stephens Wurth Frazer and Torbet, LLP, as independent auditors for Performance Capital Management, LLC for the fiscal year ending December 31, 2005; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Members of record on the books of Performance Capital Management, LLC at the close of business on FRIDAY, APRIL 15, 2005, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

ALL MEMBERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. MEMBERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY VOTED BY PROXY.

                                        By Order of the Board of Directors,



                                        William D. Constantino
                                        Chief Officer of Legal Affairs


Anaheim, California
May 2, 2005

                               [PCMLLC LETTERHEAD]




May 2, 2005


Dear Member:

     You are cordially invited to attend the 2005 Annual Meeting of Members of Performance Capital Management, LLC, which will be held at the Double Tree Hotel, 100 City Drive, Orange, California 92868, on Monday, June 13, 2005, at 10:00 a.m., local time.

     The Notice of the 2005 Annual Meeting of Members and a Proxy Statement, which describe the formal business to be conducted at the meeting, accompany this letter. Our 2004 Annual Report is also enclosed for your information.

     All Members entitled to vote are invited to attend the Annual Meeting. However, to ensure your representation at the Annual Meeting, you are urged to complete, date, sign and return the enclosed Proxy Card (a postage-prepaid envelope is enclosed for that purpose).

     YOUR LLC UNITS CANNOT BE VOTED UNLESS YOU DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD OR ATTEND THE ANNUAL MEETING IN PERSON. Regardless of the number of LLC Units you own, your careful consideration of, and vote upon, the matters before the Members are important.

     I look forward very much to seeing you on June 13th.


                                         Sincerely,

                                         PERFORMANCE CAPITAL MANAGEMENT, LLC



                                         David J. Caldwell
                                         Chief Operations Officer

                       PERFORMANCE CAPITAL MANAGEMENT, LLC
                        222 SOUTH HARBOR BLVD., SUITE 400
                            ANAHEIM, CALIFORNIA 92805

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

          ANNUAL MEETING OF MEMBERS TO BE HELD ON MONDAY, JUNE 13, 2005

--------------------------------------------------------------------------------

                                     GENERAL

This Proxy Statement is furnished to the Members of Performance Capital Management, LLC, a California limited liability company, in connection with the solicitation of proxies by the Board of Directors of Performance Capital Management, LLC (also referred to as the "Board"). The proxies are to be voted at the 2005 Annual Meeting of Members of Performance Capital Management, LLC (the "Annual Meeting") to be held at the Double Tree Hotel, 100 City Drive, Orange, California 92868, at 10:00 a.m., local time, on Monday, June 13, 2005, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice. The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, LLC Units represented by all duly executed proxies received by the Board will be voted with respect thereto in accordance with the best judgment of the persons designated as the proxies. This Proxy Statement and the accompanying form of Proxy Card have been mailed to Members on or about May 2, 2005.

Our principal executive offices are located at 222 South Harbor Blvd., Suite 400, Anaheim, California, 92805 and our telephone number is 714.502.3736.

We will pay all costs of solicitation, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Proxy Card and any additional information furnished to Members. If our tracking of responses to our solicitation reveals a risk that we may not obtain sufficient proxies to have a quorum present at the Annual Meeting, we may have either our employees or temporary employees contact Members directly to remind them to execute their proxy cards and return them to us. No additional compensation will be paid to directors, officers or other regular employees for their services in connection with this proxy solicitation.

ANNUAL REPORT

An Annual Report to Members (the "Annual Report"), containing audited financial statements for the year ended December 31, 2004, accompanies this Proxy Statement. Members are referred to the Annual Report for financial and other information about the activities of Performance Capital Management, LLC. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

UPON WRITTEN REQUEST, WE WILL FURNISH TO YOU, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR COPIES OF THE FORM 10-KSB SHOULD BE DIRECTED TO HARVEY "BUD" WEBB, MEMBER RELATIONS, AT PERFORMANCE CAPITAL MANAGEMENT, LLC'S PRINCIPAL ADDRESS AT 222 SOUTH HARBOR BLVD., SUITE 400, ANAHEIM, CALIFORNIA, 92805. IN THE
ALTERNATIVE,  YOU  MAY  FIND  THE  FORM  10-KSB  ON  THE SECURITIES AND EXCHANGE
COMMISSION'S  WEB-SITE  AT  WWW.SEC.GOV.

RECORD  DATE  AND  VOTING  RIGHTS

Only holders of record of our voting LLC Units at the close of business on April 15, 2005 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, we had 563,926 voting LLC Units outstanding. Each LLC Unit is entitled to one vote at the Annual Meeting.

The following table summarizes the voting requirements for the two proposals:

PROPOSAL                                                        VOTE REQUIRED
--------------------------------------------------------------------------------------------------
Proposal No. 1: Election of four Class II  For each nominee, the affirmative vote of a majority of
directors.                                 the LLC Units held by Members present, in person or
                                           by proxy, and entitled to vote at the Annual Meeting.

--------------------------------------------------------------------------------------------------
Proposal No. 2: Ratification of our Audit  The affirmative vote of a majority of the LLC Units
Committee's selection of Moore Stephens    held by Members present, in person or by proxy, and
Wurth Frazer and Torbet, LLP as the        entitled to vote at the Annual Meeting.
company's auditors for fiscal year ending
December 31, 2005.

--------------------------------------------------------------------------------------------------

QUORUM

Members present in person or by proxy whose aggregate number of voting LLC Units exceed one-third of our issued and outstanding voting LLC Units constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be included in determining the presence of a quorum at the Annual Meeting.
However,  an  abstention  will  count  as  a  vote  AGAINST  the  proposal.

LIST  OF  MEMBERS  ENTITLED  TO  VOTE

At least 10 days before the Annual Meeting, our Chief Officer of Legal Affairs will make a complete list of the Members entitled to vote at the Annual Meeting arranged in alphabetical order, with the address of and number of LLC Units held by each Member. The list will be kept on file at the principal offices of Performance Capital Management, LLC and will be subject to inspection by any Member at any time during normal business hours. The list will also be present for inspection at the Annual Meeting.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own voting LLC Units of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a Proxy Card. We encourage you to vote your units in advance of the Annual Meeting date, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

PROXY  VOTING  PROCEDURES

LLC Units for which Proxy Cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors, and "FOR" the ratification of our Audit Committee's selection of Moore Stephens Wurth Frazer and Torbet, LLP as the company's auditors for fiscal year ending December 31, 2005. It is not expected that any matters other than those referred to in the Notice and this Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

A Proxy Card for voting your LLC Units is included with this Proxy Statement. YOU MAY VOTE YOUR LLC UNITS BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD IN THE ENCLOSED ENVELOPE.

REVOCATION

Any Member holding voting LLC Units of record may revoke a previously granted proxy at any time before it is voted by delivering to our Chief Officer of Legal Affairs a written notice of revocation or a duly executed Proxy Card bearing a later date or by attending the Annual Meeting and voting in person.

DATE AND TIME OF OPENING AND CLOSING OF THE POLLS

The date and time of the opening of the polls for the Annual Meeting shall be 10:00 a.m., local time, on Monday, June 13, 2005. The time of the closing of the polls for voting shall be announced at the Annual Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a Member, determines otherwise.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our directors and executive officers do not have any substantial interest in the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To our knowledge, the following table sets forth information with respect to the beneficial ownership of our securities as of April 15, 2005 by (i) each person known by us to beneficially own more than 5% of our voting securities; (ii) each of our executive officers; (iii) each of our directors; and (iv) all of our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o Performance Capital Management, LLC, 222 South Harbor Blvd., Suite 400, Anaheim, California 92805. Subject to applicable community property laws, the persons named in the table have sole voting power with respect to all LLC Units shown as beneficially owned by them. The number of outstanding LLC Units entitled to vote as of April 15, 2005 was 563,926. Except as noted otherwise, the amounts reflected below are based upon information provided to us and in filings with the Securities and Exchange Commission.

--------------------------------------------------------------------------------------
                                                                           PERCENT OF
NAME OF BENEFICIAL OWNER                                 NUMBER OF UNITS  OUTSTANDING
-------------------------------------------------------  ---------------  ------------
Larisa Gadd, Co-Chairperson of the Board (1)                  4,777            *
-------------------------------------------------------  ---------------  ------------
Lester T. Bishop, Co-Chairperson of the Board (2)              398             *
-------------------------------------------------------  ---------------  ------------
Larry C. Smith, Director (3)                                   995             *
-------------------------------------------------------  ---------------  ------------
David Barnhizer, Director (4)                                1,094             *
-------------------------------------------------------  ---------------  ------------
Rodney Woodworth, Director                                   2,239             *
-------------------------------------------------------  ---------------  ------------
Sanford Lakoff, Director (5)                                 1,593             *
-------------------------------------------------------  ---------------  ------------
Donald W. Rutherford, Director                                 0               *
-------------------------------------------------------  ---------------  ------------
David J. Caldwell, Chief Operations Officer                    0               *
-------------------------------------------------------  ---------------  ------------
Edward M. Rucker, Accounting Manager                           0               *
-------------------------------------------------------  ---------------  ------------
Darren S. Bard, Chief Information Officer                      0               *
-------------------------------------------------------  ---------------  ------------
William D. Constantino, Chief Officer of Legal Affairs         0               *
-------------------------------------------------------  ---------------  ------------
ALL EXECUTIVE OFFICERS & DIRECTORS AS A GROUP               11,096           1.97%
(11 Persons)
--------------------------------------------------------------------------------------

             * Less  than  1%.

     (1) The 4,777 Units are owned by the GADD FAMILY TRUST DTD 5/30/97, of which Ms. Gadd and her husband are trustees.

     (2)  The  398  Units  are  owned  jointly  by  Mr.  Bishop  and  his  wife.

     (3) The 995 Units are owned by the TRUST COMPANY OF AMERICA, of which Mr. Smith is trustee.

     (4) The 1,094 Units are owned by RAINDANCE PARTNERSHIP COMPANY, of which Mr. Barnhizer's wife is Managing Partner and Mr. Barnhizer is General Counsel.

     (5) The 1,593 Units are owned by the LAKOFF FAMILY TRUST 1/13/97, of which Mr. Lakoff and his wife are trustees.

CHANGES IN CONTROL

No change in control of Performance Capital Management, LLC has occurred since the beginning of 2004. We are not aware of any arrangement that would upset the control mechanisms currently in place over the company. Although it is conceivable that a third party could attempt a hostile takeover of Performance Capital Management, LLC, we have not received notice of any such effort.


--------------------------------------------------------------------------------

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

--------------------------------------------------------------------------------


                       NOMINEES FOR THE BOARD OF DIRECTORS

Our Board of Directors has proposed that four nominees be elected at the Annual Meeting, each of whom shall hold office for two years, as provided below, and until his or her successor shall have been elected and qualified. Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying Proxy Card to vote LLC Units represented by properly executed proxies for the election of such nominees. Although our Board anticipates that the four nominees will be available to serve as directors of Performance Capital Management, LLC, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by our Board.

The following persons currently serve and have been nominated to continue to serve as our directors. If elected, the term of office of these Class II directors will expire at the second annual meeting of Members after their election. Absent his or her death, resignation or removal, a director shall continue to serve despite the expiration of the director's term until his or her successor is elected and qualified or until there is a decrease in the number of directors.

The following nominees for the Board of Directors will stand for election at the 2005 Annual Meeting:

     Class II Directors:
     ------------------
     -    Lester T. Bishop
     -    Larry C. Smith
     -    David Barnhizer
     -    Sanford Lakoff

Biographical information regarding each of the nominees for the Board of Directors is set forth below, beginning on page 5.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE CLASS II DIRECTORS NAMED ABOVE.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our directors (and nominees for election) and executive officers as of April 15, 2005.

NAME                    AGE  POSITION
----------------------  ---  --------
Larisa Gadd              42  Co-Chairperson of the Board *
Lester T. Bishop         72  Co-Chairperson of the Board / Nominee **
Larry C. Smith           67  Director / Nominee **
David Barnhizer          61  Director / Nominee **
Rodney Woodworth         67  Director *
Sanford Lakoff           73  Director / Nominee **
Donald W. Rutherford     65  Director *
David J. Caldwell        51  Chief Operations Officer
Edward M. Rucker         58  Accounting Manager
Darren S. Bard           37  Chief Information Officer
William D. Constantino   54  Chief Officer of Legal Affairs

*    Class I Director
**   Class II Director

All of the current directors except Mr. Rutherford were appointed to the Board of Directors on February 4, 2002. Mr. Rutherford was appointed to the Board of Directors on January 12, 2004, following the resignation of Mr. Robert Price in July 2003. Our Operating Agreement currently provides that our two classes of directors serve staggered two-year terms. All directors hold office until their respective successors are elected and qualified or until their earlier death, resignation or removal. The terms of our Class I Directors expire at our 2006 annual meeting. The terms of our Class II Directors expire at our 2005 Annual Meeting, and, assuming their re-election, their new terms will expire at our 2007 annual meeting. Executive officers are duly elected by the Board of Directors to serve until their respective successors are elected and qualified. Our officers serve at the discretion of the Board of Directors. There are no family relationships between or among any of our directors or executive officers.

The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of our directors and executive officers has been furnished to us by each director and executive officer.

LARISA GADD. For a period of 16 years ending in 2004, Ms. Gadd was a business partner at Scenic Express, Inc., in Los Angeles. Scenic Express fabricates theatrical scenery for stage and screen. Ms. Gadd was also working on obtaining a doctorate degree in Natural Health and Healing from Clayton College of Natural Health. From 1987 to 1988, Ms. Gadd was an instructor at Chaffey College in Alta Loma in the area of Social Sciences. She received a B.S. degree in Psychology and English from the California State University, Fullerton in 1984 and a M.A. degree in Organizational and Applied Social Psychology from Claremont Graduate
School  in  1986.

LESTER T. BISHOP. Mr. Bishop has taught kindergarten through 12th grade students for the past 20 years. At the same time, Mr. Bishop owned solely and in partnership with others a number of privately held businesses, including Whitiok Day Camp, Good Time Promotions, Mall Munchies, Park Riviera Motel, and Imperial Executive Suites. He has also owned and managed both residential and commercial real estate. Mr. Bishop received a B.A. degree in Education from the University of California, Los Angeles in 1960 and a M.A. degree from the California State University, Los Angeles in Educational Administration in 1965 with advanced credentials in reading, counseling and teacher effectiveness.

LARRY C. SMITH. Mr. Smith retired in 1994. Prior to retirement, from 1987 to 1994, Mr. Smith was a Senior Systems Engineering Manager at TRW Space Systems. In that position, Mr. Smith managed the systems engineering teams in support of classified satellite space systems development and new satellite system studies. Mr. Smith is a registered U.S. Patent Agent and holds three patents. Mr. Smith received a B.S. degree in Engineering from the University of Washington in 1959 and completed four years of graduate studies at the University of California, Los Angeles in Control Systems and Electronics.

DAVID BARNHIZER. Mr. Barnhizer is currently Professor of Law at Cleveland State University College of Law and has held that position since 1972. He teaches or has taught courses dealing primarily with business and environmental law. From 1997 to 1998, he was a Strategic Consultant to the Government of Mongolia to the Mongolian Action Programme for the 21st Century for British Petroleum (BP) and Sovonics Solar Systems. During that same period, he was also a consultant on sustainable economic development and the creation of a Central American trade zone to the U.N. Development Program. From 1995 to 1997, he was a member of the Board of Editors for the Journal of Legal Education and served as President of the Board of Directors of the Fairmount Fine Arts Center. Mr. Barnhizer has published nine books / manuals and approximately 40 professional articles. He received a Bachelor of Arts degree from Muskingum College in 1966, a Juris Doctor degree from Ohio State University College of Law in 1969, and a Master of Law degree from Harvard Law School in 1972.

RODNEY WOODWORTH. Mr. Woodworth retired in 1998. From 1988 to 1998, Mr. Woodworth was the Senior Vice President of Operations at Zimmerman Holdings, Inc., which is in the business of buying troubled manufacturing businesses, turning them around, growing them and then selling them. Prior to working at Zimmerman Holdings, Inc., he was the Senior Vice President of Fairchild Industries and President of its Commercial and Industrial Products Group. Mr. Woodworth is an alumni of the Stanford Graduate Business School and received a B.S. degree in Mechanical Engineering from the California State Polytechnical University, San Luis Obispo in 1960.

SANFORD LAKOFF. Mr. Lakoff is Research Professor of Political Science Emeritus at the University of California, San Diego. He has taught at UCSD since 1974, when he was appointed Founding Chair of the Department of Political Science. Mr. Lakoff has written or edited eleven books and published approximately 50 scholarly articles as well as contributing to entries in the Dictionary of the History of Ideas, the Encyclopedia of Democracy, the Encyclopedia of U.S.
Foreign Relations, and the Encyclopedia of Nationalism. He received a B.A. degree from Brandeis University in 1953. In 1959, he received his Ph.D. from Harvard University.

DONALD W. RUTHERFORD. Mr. Rutherford is a limited partner with Tatum CFO Partners, LLP in Orange County, California, which he joined in January 2000. Since joining Tatum, Mr. Rutherford has served as Chief Administrative Officer for a $100 million manufacturer and direct marketer of promotional products, as CFO of Aspeon, Inc., a public technology products company, as CFO of LifePoint, Inc., a public medical device company, and as interim CFO of Composite Technology Corporation, a public developer of innovative applications of composite materials. From 1995 to 1999, Mr. Rutherford served as Chief Financial Officer of USGT Resources Inc., a natural gas marketer and asset manager. As a key member of the management team, he had assisted the company from its starting stages and was responsible for staffing and developing and implementing systems and obtaining financing and credit to support a 300% growth over a four-year period to $500 million in sales. Mr. Rutherford obtained his Chartered Accountant degree from the Institute of Chartered Accountants in Canada in 1965 after obtaining a degree in industrial engineering from University of Toronto in 1962.

DAVID J. CALDWELL. Mr. Caldwell is a business operations professional with over 20 years of experience in the consumer credit card industry. Before becoming Chief Operations Officer of Performance Capital Management, LLC on February 4, 2002, Mr. Caldwell was Chief Operating Officer of Performance Capital
Management, Inc., one of the predecessor companies to Performance Capital Management, LLC, from January 1998 to February 2002. As Chief Operating Officer, Mr. Caldwell is responsible for the operational activities of Performance Capital Management, LLC, including management of a collection center and the sales and acquisitions of charged-off portfolios as well as the day-to-day operations of the business. From 1975 to 1998, Mr. Caldwell worked in various capacities at General Electric Capital Corporation, including Vice President of Recovery Operations for the General Electric Capital Services division from March 1997 to January 1998 and Vice President of Cardholder Operations for the Consumer Card Services division of General Electric Capital Corporation from May 1994 to March 1997. As Vice President of Recovery

Operations, he was responsible for the successful operation of the Retailer Financial Services Recovery Operation, including management of the recovery call center, bankruptcy collections, payment processing unit, mailroom, facilities, petition processing, legal, probate, compliance, outside attorney collections, skip tracing, and interface with 12 outlying business centers. As Vice President of Cardholder Operations, he was responsible for the successful operation of the G.E. Rewards Mastercard call center, including managing over 500,000 incoming calls per month, leading a workforce of 215 people, and overseeing a financial budget of $5 million. Mr. Caldwell received a B.S. degree in Business
Administration  from  Western  Michigan  University  in  1975.

EDWARD M. RUCKER. Before becoming the Accounting Manager of Performance Capital Management, LLC on February 4, 2002, Mr. Rucker was the Accounting Manager of
Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC, from October 2001 to February 2002. As
Accounting Manager, Mr. Rucker has overall responsibility for preparing the company's accounting records and financial statements. From 1995 to August 2001, Mr. Rucker was Controller and the Chief Financial Officer of Pickard Construction, Inc., a construction firm performing as general contractor for major national firms. In that position, Mr. Rucker was responsible for the entire accounting and related financial functions of the firm. Mr. Rucker is a Certified Public Accountant. Mr. Rucker received a B.S. degree in Accounting from the California State University, Los Angeles in 1968.

DARREN S. BARD. Before becoming Chief Information Officer of Performance Capital Management, LLC on February 4, 2002, Mr. Bard was Chief Information Officer of Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC, from April 1998 to February 2002. As Chief Information Officer, Mr. Bard manages the Information Technology and Acquisitions/Sales Support Departments. Prior to becoming an officer of Performance Capital Management, Inc., from April 1996 to April 1998, Mr. Bard worked as Site Production Planning/Operations Manager at General Electric Capital Corporation. Mr. Bard received a B.A. degree in psychology from The Ohio State University in 1991.

WILLIAM D. CONSTANTINO. Mr. Constantino has served as the Chief Officer of Legal Affairs of Performance Capital Management, LLC since it was formed in January 2002. Prior to that date, from July 2000 to January 2002, he served as Chief Legal Compliance Officer of Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC. As in-house counsel to Performance Capital Management, LLC, Mr. Constantino is responsible for ensuring that all collection procedures comply with federal and state consumer protection laws, assisting with the negotiation and purchase of portfolios, and is the general legal resource for day-to-day corporate operations. From January 1999 to July 2000, Mr. Constantino practiced law as a sole practitioner focusing on all aspects of insolvency law, including commercial and consumer collections, bankruptcy law, and civil litigation. From January 1982 to December 1998, he was managing partner in the Law Offices of Leibowitz and Constantino. That firm focused on insolvency law and consumer protection law. Mr. Constantino received a B.S. degree in Business Administration from the State University of New York, Albany in 1972 and a Juris Doctor degree from Western State University School of Law in 1979.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, our executive officers and persons who own more than ten percent of our LLC Units to file with the Securities and Exchange Commission and Performance Capital Management, LLC reports on Forms 3, 4 and 5 reflecting transactions affecting beneficial ownership. Based solely upon our review of the copies of such forms received by us, we believe that, for the period from January 1, 2004 to December 31, 2004, all persons complied with such filing requirements, except that a Form 3 for Mr. Donald Rutherford disclosing that he owns no LLC Units was filed late. We have received a written representation from each of our directors and executive officers that no Forms 5 are required for the period ended December 31, 2004.

                         BOARD OF DIRECTORS INFORMATION

Our Board of Directors has seven members, each of whom is independent as defined by Nasdaq Market Listing rules. Our directors are divided into two classes, with each class serving for a two-year period. Our Board of Directors held a total of 12 meetings during the fiscal year ended December 31, 2004. Each of our directors attended at least 75% of the meetings of the Board of Directors.

Our  Board  of  Directors  has established an Audit Committee in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It currently has no other separately-designated committees.

AUDIT  COMMITTEE

The Audit Committee of the Board of Directors is composed of three directors, Messrs. Rutherford, Smith and Woodworth, each of whom is independent as defined by Nasdaq Market Listing rules. The Audit Committee is responsible to the full Board of Directors and operates under a written Audit Committee Charter, which was adopted by the Board of Directors in February 2003. A copy of the Audit Committee Charter was included as Appendix A to our Proxy Statement filed on April 29, 2003.

The Audit Committee consults with the auditors concerning the scope of the audit, reviews the results of their examination, and reviews and approves any material accounting policy changes affecting the company's operating results. The Audit Committee is responsible for, among other things, monitoring the integrity and adequacy of Performance Capital Management, LLC's financial information, control systems, and reporting practices, and for recommending to the Board of Directors for ratification by the Members the Audit Committee's selection of independent auditors for Performance Capital Management, LLC. The Audit Committee has appointed and the Board of Directors has recommended to the Members ratification of the selection of Moore Stephens Wurth Frazer and Torbet, LLP as Performance Capital Management, LLC's independent auditor for the fiscal year ending December 31, 2005.

The Board of Directors designated Donald W. Rutherford as an "audit committee financial expert" as defined by the Securities and Exchange Commission rules; however, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with generally accepted accounting principles.

The Audit Committee met four times last year. Each of the members of the Audit Committee attended at least 75% of the meetings held by that committee.

NOMINATING  COMMITTEE

Our Board of Directors does not have a nominating committee, as nominations are made by the members of the Board as a whole. Our Board of Directors does not have a nominating committee charter. All of our directors are independent as defined by Nasdaq Market Listing rules. Our Board has not established a separate nominating committee because all of our directors are independent and vacancies have occurred only with respect to one director slot. Our Board of Directors seeks to identify qualified individuals to become Board members and determine the composition of the Board and its Audit Committee. Our Board does not have any formal specific minimum qualifications for evaluating potential director candidates. When considering a potential director candidate, the Board looks for personal and professional integrity, demonstrated ability and judgment, prior service as a director, and business experience. Our Board believes it is important to have at least one director who is a financial expert to serve on our Audit Committee. The Board will review and consider director nominees recommended by Members. There are no differences in the manner in which the Board evaluates director nominees based on whether the nominee is recommended by a Member or otherwise. Any Member who would like to recommend a director candidate should contact Mr. William Constantino, our Chief Officer of Legal Affairs, at our principal executive offices.

Our Board of Directors does not have a policy with regard to consideration of director candidates recommended by our Members. With the exception of Mr. Rutherford, who joined the Board in January 2004, all of our directors were initially appointed by the bankruptcy judge prior to our emergence from bankruptcy in February 2002. These directors were all members of The Official Committee of Equity Security Holders that represented our Members' interests in the bankruptcy proceeding. Our Board has viewed its continuity during bankruptcy and since our emergence from bankruptcy as an important stabilizing influence. As the bankruptcy proceeding recedes further into the past and our business evolves, our Board intends to assess whether to adopt a policy with regard to consideration of director candidates recommended by our Members. No Member has contacted us either suggesting a director candidate or requesting information on how to recommend a director candidate.

We do not have a specific process for identifying new directors because we do not regularly need to nominate new directors. In the most recent case where we identified a new director, our Board identified Mr. Rutherford through contacts at a firm that provides executive talent to clients on a supplemental, interim, project or employed basis. We did not pay a fee for the introduction to Mr. Rutherford. Our executive officers and the full Board of Directors interviewed Mr. Rutherford prior to electing him a director. We recruited Mr. Rutherford primarily with a view to him serving as a financial expert on our Audit Committee, but also to enhance the accounting and financial expertise of the Board of Directors.

STOCKHOLDER COMMUNICATION WITH MEMBERS OF THE BOARD OF DIRECTORS

We have no formal procedure for Unit Holder communications with directors. However, our Board of Directors has provided by resolution that any Unit Holder who wishes to communicate with a particular director or with all or certain of the directors or with the entire Board of Directors should direct the communication to the Chief Officer of Legal Affairs. Our Chief Officer of Legal Affairs will process all communications received from Unit Holders in accordance with the process approved by our Board.

ATTENDANCE AT ANNUAL MEETINGS

We do not have any policy regarding director attendance at Annual Meetings of Members. Last year, all seven directors attended the 2004 Annual Meeting.

                             AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the company's audited financial statements for the year ended December 31, 2004 with management, which has primary responsibility for the financial statements. The Audit Committee has discussed with Moore Stephens Wurth Frazer and Torbet, LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has discussed with Moore Stephens Wurth Frazer and Torbet, LLP the auditors' independence from Performance Capital Management, LLC and management and has received from Moore Stephens Wurth Frazer and Torbet, LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

The Audit Committee has considered whether the services provided by Moore Stephens Wurth Frazer and Torbet, LLP are compatible with maintaining the independence of Moore Stephens Wurth Frazer and Torbet, LLP and has concluded that the independence of Moore Stephens Wurth Frazer and Torbet, LLP is maintained and not compromised by the services provided.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Performance Capital Management, LLC's Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.
                             Respectfully Submitted by the Audit Committee, Donald W. S. Rutherford
                             Larry C. Smith
                             Rodney Woodworth

                       COMPENSATION AND OTHER INFORMATION
                   CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation that we have paid to our Named Executive Officers for the years ended December 31, 2004 and 2003, and for the period from February 4, 2002 (Inception) to December 31, 2002. Except as provided in the employment contracts discussed on pages 10 and 11, we do not have a long-term compensation plan and do not grant any long-term compensation to our executive officers. No other compensation was granted for the periods covered.

------------------------------------------------------------------------

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------

                                              Annual Compensation
                                        --------------------------------
                                Fiscal                     Other Annual
                                 Year   Salary    Bonus    Compensation
Name and Principal Position     Ended     ($)      ($)         ($)
------------------------------  ------  --------  -------  -------------
David Caldwell                    2004   200,004     -          -
Chief Operations Officer          2003   200,002     -          -
                                  2002   187,413   25,000       -
------------------------------------------------------------------------
William Constantino               2004   135,002     -          -
Chief Officer of Legal Affairs    2003   135,002     -          -
                                  2002   130,482   25,000       -
------------------------------------------------------------------------
Darren Bard                       2004   135,003     -          -
Chief Information Officer         2003   135,171     -          -
                                  2002   132,839   25,000       -
------------------------------------------------------------------------

OPTION  GRANTS

We do not have an employee option plan, nor have we granted any options to our officers or directors.

COMPENSATION OF DIRECTORS

All seven of our directors each receive $1,500 per attended meeting of the Board of Directors. The Board of Directors has regularly scheduled meetings once per month. The total amount paid to each of the seven directors during the year ended December 31, 2004, was $18,000.

All directors receive reimbursement for travel and out-of-pocket expenses incurred in connection with attendance at all meetings. Except as described above, during the year ended December 31, 2004, none of our directors received any other compensation for performance of services as a director of Performance Capital Management, LLC or a member of any committee of our Board of Directors.

EMPLOYMENT CONTRACTS

We have entered into employment agreements with our three executive officers. We are in the process of formalizing an indemnification agreement with Edward
Rucker, our accounting manager, which is expected to go before the Board of Directors for final approval in June 2005. The employment agreements with the executive officers provide for initial base salaries for David Caldwell, William Constantino and Darren Bard of $200,000, $135,000 and $135,000, respectively. Base salaries are to be adjusted periodically by the Board of Directors. The agreements provide for bonus payments of $25,000 each in 2002. The agreements also provide for an annual bonus at the end of the first year of employment as follows: each shall share in an equal amount with all other executives the sum of the total of all executive annual salaries times two and one half percent for each and every percentage point for which the ratio of operating expenses to gross revenues derived directly from collection activity (excluding e.g. sales revenues collections) is less than 55% for a specific calendar year as calculated on a cash flow basis. The bonus may be amended or cancelled by the Board of Directors on the anniversary of the effective date of the employment agreements. In addition, the officers will receive in lieu of any outstanding equity or equivalent interest in Performance Capital Management, LLC, a sum equal to the total of all executive annual salaries divided by the total number of executive officers employed by us at the time of (a) Performance Capital Management, LLC becoming a "C" corporation or (b) Performance Capital Management, LLC selling substantially all of its membership units or assets. For purposes of the compensation section of the agreements, the executive officers shall be confined to the Chief Operations Officer, Chief Information Officer, Chief Officer of Legal Affairs and the Chief Human Resource Officer. The agreements provide that the executive officers shall receive the following benefits: three weeks of vacation, paid holidays, sick days and health care benefits.

The term of each employment agreement is five years commencing on July 31, 2002. On July 31 of each successive year, the term of each employment agreement is automatically extended for an additional year unless we or the officer gives 90 days advance termination notice. We reserve the right to terminate the agreement "for cause" if the officer willfully breaches or habitually neglects the duties that he is required to perform pursuant to the provisions of the agreement, or commits acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of his or her duties. If we terminate the agreement "for cause", we shall pay to the officer any compensation due under the agreement, including any unused vacation, prorated through the date of termination, and we shall have the option to purchase the entire ownership interest of the officer, if any, in accordance with the agreement. The executive officer may terminate the agreement by giving us at least 30 days notice in advance. Such a termination will be considered "for cause".

The agreements will not be terminated by any voluntary or involuntary dissolution of Performance Capital Management, LLC resulting from either a merger or consolidation in which Performance Capital Management, LLC is not the consolidated or surviving company, or a transfer of all or substantially all of the assets of Performance Capital Management, LLC. Any rights, benefits and obligations under the agreements are to be assigned to the surviving or resulting company or the transferee of Performance Capital Management, LLC's assets. On the sale or change in control of Performance Capital Management, LLC, the executive officers will receive an amount equal to the total of all executive officer salaries divided by the total number of executive officers.

Each of the agreements provides that we will indemnify the executive officer, if he or she is made a party to or threatened to be made a party to, or otherwise involved in, any proceeding commenced during the employment term, or after the employment term, because the officer is or was an employee or agent of Performance Capital Management, LLC. The indemnification includes any and all expenses, judgments, fines, penalties, settlements, and other amounts, actually and reasonably incurred by the executive officer in connection with the defense or settlement of any such proceeding. The executive officer must have acted in good faith and in a manner that the officer reasonably believes to be in the best interests of Performance Capital Management, LLC and, in a criminal proceeding, the officer must have no reasonable cause to believe that his or her conduct was unlawful. Any and all expenses, including filing fees, costs of investigation, attorney's fees, messenger and delivery expenses, postage, court reporters' fees and similar fees and expenses, incurred by the executive officer in any proceeding are to be advanced by Performance Capital Management, LLC prior to the final disposition of the proceeding and subject to considerations of reasonableness at the written request of the officer, but only if the officer undertakes to repay the advanced expenses to the extent he is not entitled to indemnification. The indemnification contemplated by the agreements is not to be deemed exclusive of any other rights the officers may have to indemnification. We have been advised that the SEC takes the position that these indemnification provisions do not affect the liability of any officer or director under applicable federal and state securities laws.

EMPLOYMENT BENEFIT PLAN

We have a defined contribution plan covering all eligible full-time employees of Performance Capital Management, LLC (the "Plan Sponsor") who are currently employed by the company and have completed six months of service from the time of enrollment. The Plan was effective as of September 1994. The Plan was established by a predecessor of the Plan Sponsor to provide retirement income for its employees and is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA).

The Plan is a contributory plan whereby participants may contribute a percentage of pre-tax annual compensation as outlined in the Plan agreement and as limited by Federal statute. Participants may also contribute amounts representing distributions from other qualified defined benefit or contribution plans. The
Plan  Sponsor  does  not  make  matching  contributions.

We do not have any compensation plans that will result in the issuance of LLC Units or other equity interests.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We are not aware of any related party transactions that would require disclosure.

                                 CODE OF ETHICS

On December 8, 2003, our Board of Directors adopted a Code of Business Conduct and Ethics that applies to our Chief Operations Officer and senior financial officers. A copy of the Code of Business Conduct and Ethics was filed as an exhibit to our Annual Report on Form 10-KSB for the year ended December 31, 2003, and incorporated by reference into our Annual Report on Form 10-KSB for the year ended December 31, 2004.

--------------------------------------------------------------------------------

PROPOSAL NO. 2:  RATIFY SELECTION OF INDEPENDENT AUDITORS FOR 2005

--------------------------------------------------------------------------------

Moore Stephens Wurth Frazer and Torbet, LLP served as our independent auditors for the year ended December 31, 2004, and has been selected by our Audit Committee to continue as our independent auditors for the year ending December 31, 2005.

Although the selection of Moore Stephens Wurth Frazer and Torbet, LLP is not required to be submitted to a vote of the Members, our Board of Directors believes it appropriate as a matter of policy to request that the Members ratify the selection of the independent auditors for the fiscal year ending December 31, 2005. In the event that the votes in opposition to ratification exceed the votes in favor of ratification, the adverse vote will be considered as a direction to our Board of Directors to select other auditors for the fiscal year ending December 31, 2005.

A representative from Moore Stephens Wurth Frazer and Torbet, LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be able to respond to appropriate questions submitted either orally or in writing at the meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE SELECTION OF MOORE STEPHENS WURTH FRAZER AND TORBET, LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

Moore Stephens Wurth Frazer and Torbet, LLP has audited our financial statements for the past three years. Our Board of Directors maintains an Audit Committee in accordance with applicable SEC rules. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors for the purpose of preparing and issuing its audit report or performing other audit, review and tax services for us. The independent auditors report directly to the Audit Committee and the Audit Committee is directly responsible for reviewing in advance, and granting any appropriate pre-approvals of, (a) all auditing services to be provided by the independent auditor and (b) all non-audit services to be provided by the independent auditor (as permitted by the Exchange Act), and in connection therewith to approve all fees and other terms of engagement, as required by the applicable rules of the Exchange Act and subject to the exemptions provided for in such rules.

The aggregate fees for professional services rendered by Moore Stephens Wurth Frazer and Torbet, LLP for 2004 and 2003 were:

TYPES OF FEES         2004      2003
------------------  --------  --------
Audit Fees          $110,735  $ 90,516
Audit-Related Fees    16,131    19,639
Tax Fees              17,668    11,045
All Other Fees         5,500    14,786
                    --------  --------
   TOTAL FEES       $150,034  $135,986
                    ========  ========

In the above table, in accordance with new SEC definitions and rules, "audit fees" are fees we paid Moore Stephens Wurth Frazer and Torbet, LLP for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-QSB, and for services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees billed by Moore Stephens Wurth Frazer and Torbet, LLP for assurance and related services that are traditionally performed by the auditor, including the audit of our defined contribution employee benefit plan and SEC compliance work; "tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees billed by Moore Stephens Wurth Frazer and Torbet, LLP to us for any services not included in the first three categories.

             POLICY ON PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

The Audit Committee's Charter provides that the Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed by the company's independent auditors, subject to the de minimis exceptions for non-audit services that are approved by the Audit Committee prior to the completion of the audit. As part of its pre-approval process, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence. The policy does not delegate to management the Audit Committee's responsibility to pre-approve permitted services of the independent auditors.

During 2004, our Audit Committee specifically pre-approved the services performed by Moore Stephens Wurth Frazer and Torbet, LLP in connection with our 2004 audit. All of the other services performed by Moore Stephens Wurth Frazer and Torbet, LLP for us during 2004 were approved by our Audit Committee as to the scope of such services and fees paid for such services.

                      ____________________________________


                              PROPOSALS OF MEMBERS

A Member proposal is a Member's recommendation or requirement that we and/or our Board of Directors take certain action, which the Member intends to present at a meeting of our Members. The proposal should state as clearly as possible the course of action that the Member believes we should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words.

Proposals received from Members are given careful consideration by us in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Member proposals are eligible for consideration for inclusion in the proxy statement for the 2006 Annual Meeting of Members if they are received by us on or before January 3, 2006. Any Member proposal should be directed to the attention of the Chief Officer of Legal Affairs, Performance Capital Management, LLC, at 222 South Harbor Blvd., Suite 400, Anaheim, California, 92805.

In order for a Member proposal submitted OUTSIDE of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received by us on or before March 20, 2006. We will have discretionary authority with respect to Member proposals submitted for consideration at the 2006 Annual Meeting of Members that are not "timely" within the meaning of Rule 14a-4(c). We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                             ADDITIONAL INFORMATION

Members should direct communications regarding change of address, requests for transfer of LLC Unit ownership or lost LLC Unit certificates to Performance Capital Management, LLC, Attn: Harvey "Bud" Webb, Member Relations, 222 South Harbor Blvd., Suite 400, Anaheim, California, 92805. Mr. Webb may also be reached by telephone at 714.502.3736 or by facsimile at 714.502.3733.

                                  OTHER MATTERS

We know of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not presently known or determined properly come before the Annual Meeting, the persons named as proxies in the enclosed Proxy Card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.


                                      By Order of the Board of Directors,



                                      David J. Caldwell
                                      Chief Operations Officer

Anaheim, California
May 2, 2005

PROXY      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       PERFORMANCE CAPITAL MANAGEMENT, LLC
                 2005 ANNUAL MEETING OF MEMBERS - JUNE 13, 2005

The undersigned Member(s) of PERFORMANCE CAPITAL MANAGEMENT, LLC, a California limited liability company (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Members and the Proxy Statement, and hereby appoints David Caldwell and Darren Bard, or either of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Members of the Company to be held on Monday, June 13, 2005, and at any adjournment(s) or postponement(s) thereof, and to vote all LLC Units that the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below and, in accordance with their discretion, on any other business that may come before the meeting:

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT. IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, YOU WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED WITH RESPECT TO THE LLC UNITS COVERED HEREBY.

PROPOSAL NO. 1 - TO ELECT FOUR CLASS II DIRECTORS TO SERVE A TWO-YEAR TERM AND UNTIL EACH DIRECTOR'S SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

   Nominees:    Lester T. Bishop
                Larry C. Smith
                David Barnhizer
                Sanford Lakoff

   [_] For the Nominees Listed above (except as indicated below)
   [_] Withhold Authority to Vote for All Nominees

     Instruction: To withhold authority to vote for any Nominee, write that Nominee's name on the line immediately below.

_______________________________________________________________________________

PROPOSAL NO. 2 - TO RATIFY THE SELECTION OF MOORE STEPHENS WURTH FRAZER AND TORBET, LLP, AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

     [_] For          [_] Against     [_] Abstain



                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

NOTE: THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY EACH MEMBER EXACTLY AS HIS OR HER OR ITS NAME APPEARS ON THE LLC UNIT CERTIFICATE(S), AND RETURNED IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Member(s). If you do not sign and return this proxy or attend the meeting and vote by ballot, your LLC Units cannot be voted. If you wish to vote in accordance with the Board of Directors' recommendations, just sign where indicated. You need not mark any boxes.

IF YOU DO NOT MARK A BOX INDICATING HOW YOU WANT TO VOTE ON A PROPOSAL, YOUR LLC UNITS WILL BE VOTED "FOR" THAT PROPOSAL.

When LLC Units are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as its authorized officer. If a partnership, please sign in partnership name as its authorized person.



               DATED:                    , 2005.
                    ---------------------



               -----------------------------------------------------------------
               Print name(s) exactly as shown on LLC Unit Certificate(s)


               ------------------------------        ---------------------------
               Signature (and Title, if any)         Signature (if held jointly)


                                   Page 2 of 2